UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 21, 2016 (Date of earliest event reported)

APOGEE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-6365

Minnesota	41-0919654
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

4400 West 78th Street – Suite 520

Minneapolis, Minnesota 55435

(Address of principal executive offices, including zip code)

(952) 835-1874

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Bonus Pool Awards

On April 21, 2016, Apogee Enterprises, Inc. (the “Company”) entered into a Bonus Pool Award Agreement with each of the executive officers listed below, which sets forth the terms and conditions pursuant to which the executive officer may receive an annual bonus award for the Company’s fiscal year ending March 4, 2017 under the shareholder-approved Apogee Enterprises, Inc. 2012 Executive Management Incentive Plan (the “Executive MIP”), a copy of which is on file with the Securities and Exchange Commission (the “SEC”) as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 27, 2012. The agreement provides that the executive officer’s right to receive an annual cash bonus award will be determined based on the attainment of certain pre-set performance metrics for fiscal 2017. Any award received will not be taken into account when determining an executive officer’s compensation for purposes of determining benefits under any benefit, pension or retirement plan of the Company, or under any agreement between the Company and the executive officer.

The financial performance metric to be used to establish the bonus pool under the Executive MIP for fiscal 2017 is operating income. The performance metrics to be used for determining awards under the Executive MIP for fiscal 2017 for the executive officers listed below are net sales, earnings before taxes and days working capital. The table below sets forth certain information with respect to fiscal 2017 annual bonus award payout ranges as a percentage of fiscal 2017 salary for the listed executive officers based on performance at the threshold, target and maximum performance levels.

		Fiscal 2017 Annual Cash Incentive Compensation
Name	Position	Payout Range as a Percentage of Salary (%)	Threshold Payout as a Percentage of Salary (%)(1)	Target Payout as a Percentage of Salary (%)(2)	Maximum Payout as a Percentage of Salary (%)(3)
Joseph F. Puishys	Chief Executive Officer and President	0 – 210.00	5.25	105.00	210.00
James S. Porter	Executive Vice President and Chief Financial Officer	0 – 150.00	3.75	75.00	150.00
Patricia A. Beithon	General Counsel and Corporate Secretary	0 – 120.00	3.00	60.00	120.00
John A. Klein	Senior Vice President, Operations and Supply Chain Management	0 – 80.00	2.00	40.00	80.00
Gary R. Johnson	Vice President and Treasurer	0 – 80.00	2.00	40.00	80.00

(1)	Assumes threshold performance level is achieved for only the performance metric with the lowest weighting and is not achieved for any other performance metric.
(2)	Assumes target performance level is achieved for all performance metrics.
(3)	Assumes maximum performance level is achieved or exceeded for all performance metrics.

In the event an executive officer’s employment is terminated during a fiscal year for any reason other than Disability or Retirement (as such terms are defined in the agreement) or death, the agreement provides that the executive officer will forfeit any and all rights under the Executive MIP and the agreement relating to such fiscal year. In accordance with the agreement, if an executive officer’s employment with the Company is terminated during the fiscal year as a result of Disability, Retirement or death, the executive officer, or the executive officer’s estate, as applicable, will receive a pro-rata cash payment after the end of the fiscal year to the extent that the threshold, target or maximum performance level of the performance metric is achieved.

All awards under the Executive MIP are subject to forfeiture or recoupment if the Board of Directors of the Company (the “Board”), in its sole discretion, determines that events have occurred that are covered by the Company’s Clawback Policy and that forfeiture or recoupment is appropriate.

The form of Bonus Pool Award Agreement used in connection with annual bonus awards under the Executive MIP, including the awards to executive officers listed above, a copy of which is on file with the SEC as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 5, 2014 (the “Form of Bonus Pool Award Agreement”), is incorporated herein by reference.

Restricted Stock Awards

At meetings of the Company’s Compensation Committee (the “Committee”) and the Board held on April 21, 2016, the executive officers listed below were awarded shares of restricted stock in the amounts indicated below:

Name	Position	Value of Award ($)		Number of Shares of Restricted Stock Awarded (#)	Fully Vested Date
Joseph F. Puishys	Chief Executive Officer and President	1,018,445		(1)	4/30/2019
James S. Porter	Executive Vice President and Chief Financial Officer	274,806	(2)	6,300	4/30/2019
Patricia A. Beithon	General Counsel and Corporate Secretary	197,599	(2)	4,530	4/30/2019
John A. Klein	Senior Vice President, Operations and Supply Chain Management	91,602	(2)	2,100	4/30/2019
Gary R. Johnson	Vice President and Treasurer	87,284	(2)	2,001	4/30/2019

(1)	The number of shares to be awarded to Mr. Puishys will be determined using the closing price of our common stock on the NASDAQ Global Select Market on April 29, 2016, the last trading day in the month of April 2016.
(2)	The value of the award was calculated by multiplying the number of shares of restricted stock awarded by $43.62, the closing price of our common stock on the NASDAQ Global Select Market on April 21, 2016, the date of grant.

The restricted stock awards were made pursuant to the shareholder-approved Apogee Enterprises, Inc. 2009 Stock Incentive Plan, as amended and restated (2011) (the “Stock Incentive Plan”), a copy of which is on file with the SEC as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 28, 2011.

The shares of restricted stock vest in three equal annual installments commencing on April 30, 2017 (such three-year period is referred to herein as the “Restricted Period”). In the event the executive officer’s employment is terminated prior to the end of the Restricted Period by reason of Retirement (as defined in the agreement) or involuntary termination without Cause (as defined in the agreement), the Committee has the right to cause the remaining unvested shares to be accelerated as of the date of such Retirement or involuntary termination without Cause. In the event the executive officer’s employment is terminated prior to the end of the Restricted Period by reason of Disability (as defined in the agreement) or death, the shares of restricted stock will become immediately vested in full.

In the event of a Change in Control (as defined in the Stock Incentive Plan) during the Restricted Period and the executive officer’s employment is simultaneously or subsequently terminated by the Company without Cause or by the executive officer for Good Reason (as defined in the agreement) during the Restricted Period, the restrictions with respect to all of the shares held by the executive officer at the time of termination shall lapse and the shares shall immediately vest as of the date of such termination of employment.

The form of Restricted Stock Agreement used in connection with restricted stock awards under the Stock Incentive Plan, including the awards to the executive officers listed above, a copy of which is on file with the SEC as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 2, 2011 (the “Form of Restricted Stock Agreement”), is incorporated herein by reference.

Two-Year Cash-Based Performance Awards

At the meetings of the Committee and the Board held on April 21, 2016, the executive officers listed below were awarded two-year cash-based performance awards representing the right to receive a cash payment from the Company up to the maximum amount set forth below (the “Performance Awards”).

		Amount of Cash Payment Subject to Award
Name	Position	Measuring Period (Fiscal Years)	Threshold Award Amount ($)(1)	Target Award Amount ($)(2)	Maximum Award Amount ($)(3)
Joseph F. Puishys	Chief Executive Officer and President	2017 – 2018	356,000	2,136,000	4,272,000
James S. Porter	Executive Vice President and Chief Financial Officer	2017 – 2018	125,763	754,578	1,059,156
Patricia A. Beithon	General Counsel and Corporate Secretary	2017 – 2018	90,090	540,540	1,081,080
John A. Klein	Senior Vice President, Operations and Supply Chain Management	2017 – 2018	40,943	245,655	491,310
Gary R. Johnson	Vice President and Treasurer	2017 – 2018	35,880	215,280	430,560

(1)	Assumes threshold performance level is achieved for only one of the performance metrics and is not achieved for any other performance metrics. If actual results are below threshold performance level for all performance metrics, the payout will be zero.
(2)	Assumes target performance level is achieved for all performance metrics.
(3)	Assumes maximum performance level is achieved for all performance metrics.

The Performance Awards were awarded pursuant to the Stock Incentive Plan.

The amount of cash to be paid to each executive officer pursuant to the Performance Award (the “Cash Payment”) will be based on whether and to what extent the threshold, target or maximum performance level of the performance metrics for the period commencing on February 28, 2016 and ending on March 3, 2018 (the “Performance Period”) is achieved. The performance metrics for the Performance Period are cumulative net sales, cumulative earnings per share and average return on invested capital. The executive officer will receive a Cash Payment pursuant to the Performance Award if one or more performance metrics is achieved at or above the threshold level. The determination of the Cash Payment amount will occur as soon as practicable after the Committee determines whether, and the extent to which, the performance metrics have been achieved (the “Determination Date”). Following the Determination Date, the Company will pay to the executive officer one-half of the Cash Payment (the “Initial Payment”). On the one year anniversary of the last day of the Performance Period (the “Fully-Vested Date”), the Company will pay to the executive officer the remaining one-half of the Cash Payment (the “Final Payment”).

In the event the executive officer’s employment is terminated prior to the Fully-Vested Date, the Performance Award and any unpaid Cash Payment shall be immediately forfeited, unless the executive officer’s employment is terminated by reason of the executive officer’s Retirement or Disability (as such terms are defined in the award agreement) or death. In the event the executive officer’s employment is terminated prior to the end of the Performance Period by reason of Retirement, Disability or death, the executive officer or the executive officer’s estate, as applicable, shall be entitled to receive a pro-rata portion (based on the amount of time elapsed between the beginning of the Performance Period and the date of termination) of the Cash Payment after the end of the Performance Period to the extent that the threshold, target or maximum performance level of the performance metrics is achieved. In the event the executive officer’s employment is terminated after the Performance Period by reason of Retirement, Disability or death, the executive officer or the executive officer’s estate, as applicable, shall be entitled to receive the Initial Payment (if not yet paid to the executive officer) and the Final Payment. The Company will pay the Initial Payment following the Determination Date and the Final Payment on the Fully-Vested Date.

The Performance Awards are subject to forfeiture or recoupment if the Board, in its sole discretion, determines that events have occurred that are covered by the Company’s Clawback Policy and that forfeiture or recoupment is appropriate.

The form of Performance Award Agreement used in connection with the awards to the executive officers listed above, a copy of which is on file with the SEC as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 5, 2014 (the “Form of Performance Award Agreement”) is incorporated herein by reference.

CEO Evaluation-Based Retention Incentive Award

On April 21, 2016, the Board made an evaluation-based retention incentive award to Joseph F. Puishys, the Company’s Chief Executive Officer (the “CEO Evaluation-Based Retention Incentive Award”).

The CEO Evaluation-Based Retention Incentive Award establishes a one-year, evaluation-based performance award under the Executive MIP. Pursuant to the CEO Evaluation-Based Retention Incentive Award, the amount of the award earned, if any, will be based upon the average rating Mr. Puishys receives on the annual performance evaluation conducted by the Board and the amount of the award earned will then be deferred into the Apogee Enterprises, Inc. 2011 Deferred Compensation Plan (the “2011 Deferred Compensation Plan”), a copy of which is on file with the SEC as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 12, 2010. The Board may award Mr. Puishys a percentage of the bonus pool that the Committee will establish pursuant to the Executive MIP each year. The bonus pool will be set as a percentage of a financial performance metric selected by the Committee. The financial performance metric used to establish the bonus pool under the Executive MIP for fiscal 2017 is operating income. The performance evaluation criteria for fiscal 2017 for Mr. Puishys are based upon new market expansion, framing systems expansion, Tru Vue diversification and transition of the building retrofit initiative into a business strategy.

All of the award earned will then be deferred under the 2011 Deferred Compensation Plan. The amount deferred is forfeitable unless Mr. Puishys remains employed until April 28, 2019 (the “Evaluation-Based Retention Period”). In the event Mr. Puishys’ employment is terminated prior to the end of the Evaluation-Based Retention Period, the amount earned pursuant to the CEO Evaluation-Based Retention Incentive Award shall be immediately and irrevocably forfeited. In the case of Mr. Puishys’ death or disability, Mr. Puishys, or his estate, as applicable, shall receive a pro-rata portion of the award. In the case of a Change in Control, as defined in the CEO Evaluation-Based Retention Incentive Agreement, the Evaluation-Based Retention Period shall end on the date of the Change in Control, and the award shall be adjusted by the Committee in its sole discretion. The award shall be subject to the Company’s Clawback Policy.

Pursuant to the CEO Evaluation-Based Retention Incentive Award, Mr. Puishys may receive an award of up to 60% of the 2017 Bonus Pool that the Committee has established. If the Board determines that Mr. Puishys has met or exceeded his performance evaluation criteria for fiscal 2017, Mr. Puishys will earn an award ranging from $222,500 at target up to $445,000 at maximum. There is no threshold performance level for the CEO Evaluation-Based Retention Incentive Award; however, the Committee may determine, in its sole discretion, to reduce the award or that no award should be made.

The form of CEO Evaluation-Based Retention Incentive Agreement used in conjunction with the CEO Evaluation-Based Retention Incentive Award to Mr. Puishys, a copy of which is on file with the SEC as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 6, 2015 (the “Form of CEO Evaluation-Based Retention Incentive Agreement”), is incorporated herein by reference.

CEO Performance-Based Retention Incentive Award

On April 21, 2016, the Board made a performance-based retention incentive award to Joseph F. Puishys, the Company’s Chief Executive Officer (the “CEO Performance-Based Retention Incentive Award”). The CEO Performance-Based Retention Incentive Award establishes a two-year, performance-based award under the Stock Incentive Plan. Under the CEO Performance-Based Retention Incentive Award, the award is based on the extent the threshold, target and maximum performance level of the performance metrics are achieved. The performance metrics are cumulative net sales, cumulative earnings per share, and average return on invested capital, which are weighted equally when determining the award.

Any award earned will then be deferred under the 2011 Deferred Compensation Plan. The amount deferred is forfeitable unless Mr. Puishys remains employed until April 28, 2019 (the “Performance-Based Retention Period”). In the event Mr. Puishys’ employment is terminated prior to April 28, 2019, the amount awarded pursuant to the CEO Performance-Based Retention Incentive Award shall be immediately and irrevocably forfeited. In the case of Mr. Puishys’ death, disability or retirement that occurs at least 12 months after the beginning of the performance period (a “Qualifying Termination”), Mr. Puishys, or his estate, as applicable, shall receive a pro-rata portion of the award. In the case of a Change in Control, as defined in the CEO Performance-Based Retention Incentive Agreement, the Performance-Based Retention Period shall end on the date of the Change in Control, and the award shall be adjusted by the Committee in its sole discretion. The CEO Performance-Based Retention Incentive Award shall be subject to the Company’s Clawback Policy.

Under the CEO Performance-Based Retention Incentive Award, Mr. Puishys’ performance award is based on the extent the Company achieves the threshold, target and maximum performance level of the performance metrics, as follows:

Performance Metric	Threshold	Target	Maximum
Payment Levels	50%	100%	200%

Award Amount	$222,500	$445,000	$890,000

The form of CEO Performance-Based Retention Incentive Agreement is attached hereto as Exhibit 10.5 (the “Form of CEO Performance-Based Retention Incentive Agreement”) and is incorporated herein by reference.

The descriptions in this Current Report on Form 8-K of the Executive MIP, the Stock Incentive Plan, the 2011 Deferred Compensation Plan, the Form of Restricted Stock Agreement, the Form of Performance Award Agreement and the Form of CEO Evaluation-Based Retention Incentive Agreement are qualified in their entirety by reference to the copy of such plans and agreements that are on file with the SEC as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 27, 2012, Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 28, 2011, Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 12, 2010, Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 2, 2011, Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 5, 2014, and Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 6, 2015, respectively.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Form of Bonus Pool Award Agreement under the Apogee Enterprises, Inc. 2012 Executive Management Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 5, 2014).

10.2	Form of Restricted Stock Agreement under the Apogee Enterprises, Inc. 2009 Stock Incentive Plan, as amended and restated (2011) (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 2, 2011).

10.3	Form of Performance Award Agreement under the Apogee Enterprises, Inc. 2009 Stock Incentive Plan, as amended and restated (2011) (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 5, 2014).

10.4	Form of CEO Evaluation-Based Retention Incentive Agreement under the Apogee Enterprises, Inc. 2012 Executive Management Incentive Plan (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 6, 2015).

10.5	Form of CEO Performance-Based Retention Incentive Agreement under the Apogee Enterprises, Inc. 2009 Stock Incentive Plan, as amended and restated (2011).*

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE ENTERPRISES, INC.

By:	/s/ Patricia A. Beithon
Patricia A. Beithon
General Counsel and Secretary

Date: April 27, 2016

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Bonus Pool Award Agreement under the Apogee Enterprises, Inc. 2012 Executive Management Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 5, 2014).

10.2	Form of Restricted Stock Agreement under the Apogee Enterprises, Inc. 2009 Stock Incentive Plan, as amended and restated (2011) (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 2, 2011).

10.3	Form of Performance Award Agreement under the Apogee Enterprises, Inc. 2009 Stock Incentive Plan, as amended and restated (2011) (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 5, 2014).

10.4	Form of CEO Evaluation-Based Retention Incentive Agreement under the Apogee Enterprises, Inc. 2012 Executive Management Incentive Plan (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 6, 2015).

10.5	Form of CEO Performance-Based Retention Incentive Agreement under the Apogee Enterprises, Inc. 2009 Stock Incentive Plan, as amended and restated (2011).*

*	Filed herewith